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[Headline in largest white type against black background.]
CGM REALTY FUND.
OUTSTANDING PERFORMANCE. [Under headline on the right: black and white photo of fencer with one arm raised. Light grey box prints over background and contains the following text in black type:]
Since inception, CGM Realty Fund has ranked among the top performing funds in the Lipper real estate fund category. Ranked #3 out of 22 real estate funds for one-year performance,* CGM Realty Fund offers you the expertise of fund manager Ken Heebner and the potential for high current income and long-term capital appreciation.
[new paragraph]
Call now for more information and a prospectus.
[In larger type:]
CGM REALTY FUND
[Hairline rule]
[In smaller type, text reads:]
The CGM Funds
222 Berkeley Street, Suite 1013,
Boston, MA  02116
[To the left appears a line drawing of a fencer in a box against a striped background (logo)]
[In larger type follows the telephone number:] 1-800-598-0717
[Photographic fencer is standing on light grey floor. The following text overprints that light grey floor in smaller type than is used on text of ad, but still 8 point or larger:]
*Through December 31, 1995, according to Lipper Analytical Services, Inc., an independent mutual fund ranking agency. The Fund's advisor is currently absorbing a portion of management fees and expenses. Otherwise the total return would be lower. This information represents past performance which is no guarantee of future results. The investment return and principal value of your shares will fluctuate and you may have a gain or loss when you sell shares. For more complete information, including management fees, charges, and expenses, refer to the current prospectus which is available from the address above. Read it carefully before you invest or send money. Not available for sale in South Dakota.
(c) 1996 CGM
[Entire ad is surrounded by a decorative border containing the following words used as a repetitive pattern:] No-Load